LEGG MASON ETF INVESTMENT TRUST

SUPPLEMENT DATED JUNE 12, 2017

TO THE SUMMARY PROSPECTUSES

OF THE FUNDS LISTED IN SCHEDULE A

The website address on the cover of each Summary Prospectus is changed to www.leggmason.com/etfliterature.

SCHEDULE A

Fund	Date of Summary Prospectus
ClearBridge All Cap Growth ETF	May 3, 2017
ClearBridge Dividend Strategy ESG ETF	May 22, 2017
ClearBridge Large Cap Growth ESG ETF	May 22, 2017
Legg Mason Developed ex-US Diversified Core ETF	March 1, 2017
Legg Mason Emerging Markets Diversified Core ETF	March 1, 2017
Legg Mason Emerging Markets Low Volatility High Dividend ETF	November 17, 2016
Legg Mason Global Infrastructure ETF	December 29, 2016
Legg Mason International Low Volatility High Dividend ETF	March 1, 2017
Legg Mason Low Volatility High Dividend ETF	March 1, 2017
Legg Mason US Diversified Core ETF	March 1, 2017

Please retain this supplement for future reference.

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